                                                                   EXHIBIT 10.21

                                                   SERVICE AGREEMENT NO. 40251
                                                   CONTROL NO. 1993-10-14 - 0050


                             SIT SERVICE AGREEMENT


THIS AGREEMENT, made and entered into this 13th day of December, 1993, by and between:


       COLUMBIA GAS TRANSMISSION CORPORATION
       ("SELLER")
       AND
       MOUNTAINEER GAS CO
       ("BUYER")



WITNESSETH:   That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective SIT Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. I (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer's Maximum Balance Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided
subject to the provisions of Part 284.223       of Subpart G of the
Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.

Section 2. Term. Service under this Agreement shall commence as of December 14, 1993, and shall continue in full force and effect from month-to-month thereafter unless terminated by either party upon thirty (30) days written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Service Agreement subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage set forth in the above-referenced Rate Schedule and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Director, Transportation and Exchange and notices to Buyer shall be addressed to it at:

       MOUNTAINEER GAS CO
       414 SUMMERS ST.
       CHARLESTON, WV 25301

       ATTN: PAM RUCKMAN;

until changed by either party by written notice.

                                                  SERVICE AGREEMENT NO. 40251
                                                  CONTROL NO. 1993-10-14 - 0050


                             SIT SERVICE AGREEMENT


Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
N/A.



MOUNTAINEER GAS CO


By:    /s/ Michael S. Fletcher
   ----------------------------------

Title: Senior Vice President-CFO
      -------------------------------

COLUMBIA GAS TRANSMISSION CORPORATION

By:    /s/ Robert D. Stuart
   ----------------------------------
Title: Manager- T&E Implementation
      -------------------------------





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
                                                   Revision No.
                                                   Control No. 1993-10-14 - 0050


Appendix A to Service Agreement No. 40251
Under Rate Schedule SIT
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) MOUNTAINEER GAS CO


              Maximum Balance Quantity     125,000 Dth


CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 0 1 , 1993. This Appendix A shall cancel and supersede the previous
Appendix A effective      N/A          to the Service Agreement referenced
above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.



MOUNTAINEER GAS CO


By     /s/ Michael S. Fletcher
  ------------------------------------

Its    Senior Vice President-CFO
   -----------------------------------

Date   December 9, 1993
    ----------------------------------


COLUMBIA GAS TRANSMISSION CORPORATION


By     /s/ Robert D. Stuart
  ------------------------------------
       Robert D. Stuart
Its    Manager - T&E Implementation
   -----------------------------------

Date   December 13, 1993
    ----------------------------------


COLUMBIA GAS TRANSMISSION CORPORATION
MOUNTAINEER GAS CO

Control No. 1993-10-14 - 0050

       Service Agreements Subject to SIT Balancing:


   Rate Schedule                Agreement No.          Shipper
       FTS                         38113                 MGC
       FTS                         38137                 MGC
       ITS                         37507                 MGC





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